                       SEMIANNUAL REPORT / JUNE 30 1999

                               AIM INCOME FUND

                                [COVER IMAGE]

                           [AIM LOGO APPEARS HERE]

                                 [ COVER IMAGE ]
                      -------------------------------------

                       THE BOAT AT GIVERNY BY CLAUDE MONET

           IN MONET'S CAPTIVATING PAINTING, THREE WOMEN GENTLY GUIDE A

            SMALL BOAT OVER A TRANQUIL BODY OF WATER. SIMILARLY, AIM

          INCOME FUND RELIES PRIMARILY ON THREE ASSET CLASSES--DOMESTIC

          INVESTMENT-GRADE BONDS, HIGH-YIELD BONDS AND FOREIGN BONDS--

                    TO STEER IT TO ITS FINANCIAL DESTINATION.

                      -------------------------------------

AIM Income Fund is for shareholders who seek a high level of current income consistent with a reasonable concern for safety of principal by investing in a portfolio consisting primarily of fixed-rate corporate debt and U.S. government obligations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structures and class expenses.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity, or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The fund's annualized distribution rate reflects the fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have greater risk of price fluctuation and loss of principal than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


        AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT
       INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
         OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD
                        LOSE SOME OR ALL OF YOUR MONEY.

       This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                                 AIM INCOME FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on many of your minds may be, "How will the year 2000 computer
    [PHOTO OF       issue affect AIM and my investments?" We would like you to
   Charles T.       feel comfortable. We are pleased to be able to report to you
     Bauer,         that as of June 1999 we achieved a major milestone toward
  Chairman of       year 2000 compliance status: we have successfully completed
  the Board of      the testing of all of our mission-critical systems.
    THE FUND            Earlier this year, AIM participated in an industrywide
  APPEARS HERE]     test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.


PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.



                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------

                                 AIM INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



INTEREST-RATE CONCERNS RATTLE BOND MARKET

BOND PRICES GENERALLY DECLINED DURING THE REPORTING PERIOD. HOW DID AIM INCOME FUND PERFORM?
Despite a difficult market environment, the fund continued to provide attractive monthly income. As of June 30, 1999, the fund's 30-day distribution rate at net asset value was 6.96%, 6.14% and 6.15% for Class A, B and C shares, respectively. The fund's 30-day yield at maximum offering price was 6.41% for Class A shares and 5.98% for both Class B and Class C shares. That compared favorably with the 5.97% yield of the benchmark 30-year U.S. Treasury bond at the end of the reporting period.
    The general drop in bond prices hurt the fund's total returns for the six-month period ended June 30, 1999. Total returns were -2.13%, -2.53% and -2.64% for Class A, B and C shares, respectively. These returns are at net asset value, without the effect of a sales charge. While the fund's short-term performance was negatively affected by the weakness in the bond market, its long-term track record remains solid (see accompanying chart).
    Since our last report six months ago, nets assets in the fund grew from $638 million to $677 million.

WHAT WAS YOUR REACTION TO THE SELLOFF IN THE BOND MARKET?
We used it as an opportunity to buy attractive bonds at reduced prices. Additionally, in an effort to lower volatility, we reduced the fund's weighted average maturity from 14.12 years to 13.22 years and its duration from 8.26 years to 7.06 years during the reporting period. The fund maintained an average portfolio quality rating of BBB/Baa as measured by Standard & Poor's Corporation, Moody's Investor Services and other widely known credit-rating agencies. These ratings are historical and are based on analysis of the credit quality of the individual securities in the fund's portfolio.
    At the end of the reporting period, the fund's total assets were allocated as follows: domestic investment-grade bonds, 43.42%; high-yield bonds, 23.33%; foreign bonds, 27.43%; and other assets, 5.82%. We believe this diversified investment strategy can reduce risk and enhance potential returns.

HOW DID U.S. DOMESTIC INVESTMENT-GRADE BONDS FARE?
U.S. Treasury issues performed poorly because of heightened concerns that the Federal Reserve Board (the Fed) would raise interest rates to slow economic growth and combat inflation. One impetus for these concerns was the dramatic and unexpected rise in the inflation rate in April.
    Uncertainty concerning the extent to which the Fed might raise interest rates eroded Treasury prices in May and June, sending their yields higher. The yield of the benchmark 30-year U.S. Treasury bond soared from 5.09% at the beginning of the reporting period to 6.16% on June 24, its highest level since 1997.
    Speculation surrounding the Fed's possible action did not end until June 30, when the central bank raised the federal funds rate from 4.75% to 5%. At the same time, the Fed announced that it had shifted from a tightening to a neutral bias, indicating it planned no further rate hikes in the near future. That sparked a "relief rally" in the bond market, dropping the yield on the 30-year Treasury to 5.97% at the close of the reporting period.
    Rising interest rates and an overabundance of new issues hurt the performance of investment-grade corporate bonds. During the first half of 1999, about $200 billion in new corporate issues entered the market. Still, investment-grade corporate bonds outperformed Treasuries. Yield differentials between Treasuries and investment-grade corporate bonds narrowed, but remained relatively wide at the end of the reporting period.

WHAT ABOUT HIGH-YIELD BONDS?
High-yield securities were among the best-performing segments of the bond market. This asset class proved to be less sensitive to rising interest rates than Treasuries or investment-grade corporate bonds. The value of a high-yield bond is largely dependent on the ability of its issuer to meet its debt obligations. When the economy is booming and companies are taking in more revenue, this generally bodes well for issuers of high-yield bonds.


================================================================================
FUND PROVIDES SOLID INCOME
AS OF 6/30/99

30-DAY DISTRIBUTION AND YIELD

              30-DAY          30-DAY
              DISTRIBUTION    SEC YIELD
              RATE AT         AT MAXIMUM
              NAV             OFFERING PRICE

CLASS A       6.96%                6.41%

CLASS B       6.14                 5.98

CLASS C       6.15                 5.98

================================================================================


================================================================================

CLASS A SHARES VS.
30-YEAR U.S. TREASURY BOND

[BAR CHART]

DISTRIBUTION RATE                          6.96%

SEC YIELD                                  6.41%

30-YEAR TREASURY YIELD                     5.97%


================================================================================



         See important fund and index disclosures inside front cover.


                               AIM INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets


TOP FIVE BOND HOLDINGS

================================================================================
                                               % OF
                    COUPON      MATURITY      ASSETS
--------------------------------------------------------------------------------
Time Warner,        9.150%      02/2023       1.55%
Inc.

Treuhandan-         6.000       11/2003       1.21
stalt

Province            7.750       07/2016       1.20
of
Manitoba

Torchmark           7.875       05/2023       1.18
Corp.

News                9.250       02/2013       1.18
America
Holdings, Inc.
================================================================================


HOLDINGS BY TYPE CLASSIFICATION

================================================================================
(Pie Chart)

Domestic Investment-Grade Bonds         43.42%

Foreign Bonds                           27.43%

High-Yield Bonds                        23.33%

Other                                    5.82%
================================================================================

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.


YOUR FUND'S PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

6/30/89-6/30/99
in thousands
================================================================================
(Line Chart)

  AIM INCOME FUND CLASS A SHARES

6/89        $9,527
6/90        $9,985
6/91       $10,763
6/92       $12,422
6/93       $14,405
6/94       $13,758
6/95       $15,659
6/96       $16,955
6/87       $19,145
6/98       $21,259
6/99       $21,260
================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

CLASS A SHARES
 10 years                           7.83%
  5 years                           8.04
  1 year                           -6.30*

*-1.65% excluding sales charges

CLASS B SHARES
Inception  (9/7/93)                 4.81%
  5 years                           7.93
  1 year                           -6.93**

**-2.53% excluding CDSC

CLASS C SHARES
Inception (8/4/97)                  3.36%
  1 year                           -3.37***

***-2.64 % excluding CDSC
MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

Your fund's total return includes sales charges, expenses and management fees.
================================================================================

WHAT WERE SOME OF THE KEY TRENDS IN FOREIGN BOND MARKETS?
In most developed countries, the yields of government bonds rose, following U.S. Treasury yields. Other types of bonds generally outperformed government issues, and lower-rated bonds outperformed higher-rated securities. Foreign bond markets benefited from relatively low inflation and interest rates. In Europe, sluggish economic growth caused the European Central Bank to cut interest rates in April. The advent of the European Economic and Monetary Union (the EMU) on January 1 and the euro currency stimulated the corporate bond market in the 11 member nations--Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
    Emerging-markets debt, hurt by a succession of crises in developing nations such as Russia and Brazil, rebounded toward the end of the reporting period. Despite an improvement in performance, emerging-markets debt remained volatile. However, this was of little consequence for the fund since it invests primarily in developed markets. Foreign bond markets we liked included the United Kingdom, Canada and Germany.
    For most of the reporting period, the U.S. dollar was strong against most major currencies, particularly the euro, the new EMU currency. The fund mitigated the effect of a strong dollar by selectively hedging some of its currency exposure.

WHAT IS YOUR OUTLOOK?
In the United States, the economic climate appears to be favorable for bonds. Although there is still some question about the Fed's future actions, inflation remains low. Economic growth is strong, corporate earnings are solid and the country enjoys nearly full employment.
    In most other developed countries, conditions are also "bond-friendly." In Europe, for example, inflation remains low. Additionally, the corporate mergers and restructurings now taking place in Europe should increase profitability. We expect the EMU to continue to revitalize the development of the corporate bond market in Europe, potentially increasing the fund's investment options.

         See important fund and index disclosures inside front cover.


                               AIM INCOME FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


                              [PAINT BRUSH IMAGE]



CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.


GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.


DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.


                               [PALETTE IMAGE]


                               AIM INCOME FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY-MARKET FUNDS
A money-market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money-market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money-market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)


INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States.
Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.


SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money-market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                               AIM INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &
NOTES-68.43%

AGRICULTURAL PRODUCTS-0.55%

Cargill, Inc., Notes, 6.875%,
  05/01/28 (Acquired 03/12/99;
  Cost $3,992,080)(b)               $ 4,000,000   $  3,721,360
--------------------------------------------------------------

AIR FREIGHT-0.26%

Atlas Air, Inc., Sr. Notes,
  10.75%, 08/01/05                    1,720,000      1,767,300
--------------------------------------------------------------

AIRLINES-2.96%

Airplanes Pass Through Trust,
  Series D Gtd. Sub. Bonds,
  10.875%, 03/15/19                   1,810,000      1,744,197
--------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16                 500,000        545,780
--------------------------------------------------------------
  Deb., 10.375%, 12/15/22             5,000,000      6,211,700
--------------------------------------------------------------
  Equipment Trust Ctfs., 10.50%,
    04/30/16                          5,000,000      6,151,950
--------------------------------------------------------------
Dunlop Stand Aero Holdings, Sr.
  Notes, 11.875%, 05/15/09
  (Acquired 05/07/97; Cost
  $2,698,265)(b)                      2,710,000      2,764,200
--------------------------------------------------------------
United Air Lines, Inc., Pass
  Through Ctfs., 9.56%, 10/19/18      2,325,000      2,606,557
--------------------------------------------------------------
                                                    20,024,384
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.68%

Advance Stores Co., Inc., Series B
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                    2,000,000      1,920,000
--------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%,
  04/15/05                            2,640,000      2,666,400
--------------------------------------------------------------
                                                     4,586,400
--------------------------------------------------------------

AUTOMOBILES-1.13%

General Motors Corp., Deb., 8.80%,
  03/01/21                            6,700,000      7,634,918
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.56%

Regions Financial Corp., Sub.
  Notes, 7.75%, 09/15/24              3,650,000      3,787,349
--------------------------------------------------------------

BANKS (MONEY CENTER)-1.80%

First Union Bancorp, Sub. Deb.,
  7.50%, 04/15/35                     5,900,000      6,070,569
--------------------------------------------------------------
HSBC Holdings PLC (United
  Kingdom), Sub. Notes, 7.50%,
  07/15/09                            6,020,000      6,087,304
--------------------------------------------------------------
                                                    12,157,873
--------------------------------------------------------------

BANKS (REGIONAL)-1.08%

Mercantile Bancorp, Inc., Unsec.
  Sub. Notes, 7.30%, 06/15/07         5,000,000      5,062,150
--------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%,
  06/01/26                            2,200,000      2,248,334
--------------------------------------------------------------
                                                     7,310,484
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
BEVERAGES (NON-ALCOHOLIC)-0.83%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 8.35%,
  06/20/20(c)                       $25,500,000   $  5,639,325
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-3.74%

Comcast Cable Communications,
  Notes, 8.50%, 05/01/27              3,000,000      3,344,730
--------------------------------------------------------------
CSC Holdings, Inc., Sr. Unsec.
  Deb.
  7.88%, 02/15/18                     6,000,000      5,823,720
--------------------------------------------------------------
  7.63%, 07/15/18                     6,650,000      6,294,757
--------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(d)                         5,680,000      3,578,400
--------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc.
  Notes, 11.875%, 10/15/07(d)         4,100,000      2,388,250
--------------------------------------------------------------
USA Networks, Inc., Sr. Unsec.
  Gtd. Notes, 6.75%, 11/15/05         4,000,000      3,843,372
--------------------------------------------------------------
                                                    25,273,229
--------------------------------------------------------------

CHEMICALS-0.78%

Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                            3,000,000      3,336,240
--------------------------------------------------------------
Sterling Chemicals, Inc., Sr.
  Unsec. Sub. Notes, 11.75%,
  08/15/06                            2,505,000      1,941,375
--------------------------------------------------------------
                                                     5,277,615
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.33%

Dialog Corp. PLC (United Kingdom),
  Series A Sr. Sub. Notes, 11.00%,
  11/15/07                            1,500,000      1,365,000
--------------------------------------------------------------
ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                   1,000,000        885,000
--------------------------------------------------------------
                                                     2,250,000
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.41%

Exodus Communications, Sr. Unsec.
  Notes, 11.25%, 07/01/08             2,600,000      2,749,500
--------------------------------------------------------------

CONSUMER FINANCE-0.22%

Commercial Credit Co., Putable
  Notes, 7.875%, 02/01/25             1,400,000      1,480,360
--------------------------------------------------------------

CONTAINERS & PACKAGING
  (PAPER)-0.11%

BPC Holding Corp., Series B Sr.
  Sec. Notes, 12.50%, 06/15/06          785,000        769,300
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.22%

Fleming Companies, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.625%,
  07/31/07                            1,600,000      1,496,000
--------------------------------------------------------------

ELECTRIC COMPANIES-4.54%

Cleveland Electric Illumination,
  Series D Sr. Sec. Notes, 7.88%,
  11/01/17                            3,800,000      3,894,761
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
ELECTRIC COMPANIES-(CONTINUED)

CMS Energy Corp., Sr. Unsec.
  Notes, 8.125%, 05/15/02           $   850,000   $    866,855
--------------------------------------------------------------
El Paso Electric Co.,
  Series D Sec. First Mortgage
    Bonds, 8.90%, 02/01/06            2,500,000      2,696,250
--------------------------------------------------------------
  Series E, Sec. First Mortgage
    Notes, 9.40%, 05/01/11            4,600,000      5,171,826
--------------------------------------------------------------
Niagara Mohawk Power Corp.,
  First Mortgage Notes, 7.75%,
    05/15/06                          4,300,000      4,504,293
--------------------------------------------------------------
  Series G Sr. Unsec. Notes,
    7.75%, 10/01/08                   2,200,000      2,266,000
--------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 8.50%,
    07/01/10 (Acquired 11/20/98;
    Cost $6,041,200)(b)(d)            8,000,000      6,014,640
--------------------------------------------------------------
Western Resources, Inc., Sr.
  Unsec. Notes, 7.125%, 08/01/09      5,352,000      5,324,384
--------------------------------------------------------------
                                                    30,739,009
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.15%

Electronic Retailing Systems
  International, Inc., Sr. Disc.
  Notes, 13.25%, 02/01/04(d)          3,630,000      1,034,550
--------------------------------------------------------------

ENTERTAINMENT-2.55%

Ascent Entertainment Group, Sr.
  Sec. Disc. Notes, 11.875%,
  12/15/04(d)                         1,460,000      1,058,500
--------------------------------------------------------------
Time Warner, Inc., Deb.,
  9.125%, 01/15/13                    5,000,000      5,719,050
--------------------------------------------------------------
  9.15%, 02/01/23                     9,000,000     10,455,210
--------------------------------------------------------------
                                                    17,232,760
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.01%

Associates Corp. of North America,
  Series B Sr. Deb., 7.95%,
    02/15/10                          6,000,000      6,353,880
--------------------------------------------------------------
  Sr. Deb., 6.95%, 11/01/18           3,000,000      2,856,390
--------------------------------------------------------------
Sumitomo Bank International
  Finance N.V. (Japan), Gtd. Sub.
  Notes, 8.50%, 06/15/09              4,350,000      4,385,753
--------------------------------------------------------------
                                                    13,596,023
--------------------------------------------------------------

FOODS-1.82%

AmeriServe Food Distributors,
  Inc., Sr. Unsec. Gtd. Notes,
  8.875%, 10/15/06                      990,000        915,750
--------------------------------------------------------------
ConAgra, Inc., Sr. Unsec. Notes,
  7.125%, 10/01/26                    6,100,000      6,136,478
--------------------------------------------------------------
Grand Metro Investment, Gtd.
  Bonds, 7.45%, 04/15/35              5,000,000      5,229,200
--------------------------------------------------------------
                                                    12,281,428
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.89%

Argosy Gaming, Sr. Sub. Notes,
  10.75%, 06/01/09 (Acquired
  06/03/99; Cost $3,000,000)(b)       3,000,000      3,075,000
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-(CONTINUED)

Venetian Casino Resort LLC, Gtd.
  Mortgage Notes, 12.25%, 11/15/04  $ 3,000,000   $  2,955,000
--------------------------------------------------------------
                                                     6,030,000
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.28%

Harborside Healthcare, Sr. Unsec.
  Gtd. Disc. Sub. Notes, 11.00%,
  08/01/08(d)                         4,550,000      1,916,687
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.49%

Beckman Coulter Inc., Sr. Unsec.
  Gtd. Notes, 7.45%, 03/04/08         3,500,000      3,333,155
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.43%

Team Health, Inc., Sr. Sub. Notes,
  12.00%, 03/15/09 (Acquired
  03/05/99; Cost $2,870,000)(b)       2,870,000      2,927,400
--------------------------------------------------------------

HOMEBUILDING-0.62%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Notes, 8.00%,
    02/01/09                          3,600,000      3,420,000
--------------------------------------------------------------
  Unsec. Gtd. Notes, 10.00%,
    04/15/06                            745,000        795,287
--------------------------------------------------------------
                                                     4,215,287
--------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-0.41%

Procter & Gamble Co. (The),
  Putable Deb., 8.00%, 09/01/24       2,500,000      2,792,450
--------------------------------------------------------------

HOUSEWARES-0.36%

Decora Industries, Inc., Series B
  Sr. Sec. Gtd. Notes, 11.00%,
  05/01/05                            2,500,000      2,412,500
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.78%

Americo Life, Inc., Sr. Sub.
  Notes, 9.25%, 06/01/05              1,000,000      1,015,000
--------------------------------------------------------------
Sun Life Canada Capital Trust,
  Gtd. Notes, 8.526%, 05/29/49
  (Acquired 11/05/98; Cost
  $3,152,490)(b)                      3,000,000      3,033,210
--------------------------------------------------------------
Torchmark Corp., Notes, 7.875%,
  05/15/23                            8,000,000      8,007,760
--------------------------------------------------------------
                                                    12,055,970
--------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-1.35%

Terra Nova Holdings Co. (United
  Kingdom),
  Sr. Yankee Sec. Gtd. Notes,
    7.20%, 08/15/07                   2,200,000      2,138,224
--------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 7.00%,
    05/15/08                          2,000,000      1,914,500
--------------------------------------------------------------
USF&G Corp., Gtd. Series B Bonds,
  8.47%, 01/10/27                     5,000,000      5,056,250
--------------------------------------------------------------
                                                     9,108,974
--------------------------------------------------------------

IRON & STEEL-0.42%

Acme Metal, Inc., Sr. Unsec. Gtd.
  Notes, 10.875%, 12/15/07(e)         3,240,000        372,600
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
IRON & STEEL-(CONTINUED)

GS Industries, Inc., Sr. Gtd.
  Notes, 12.00%, 09/01/04           $ 3,000,000   $  2,490,000
--------------------------------------------------------------
                                                     2,862,600
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.32%

Marvel Enterprises, Inc., Sr.
  Notes, 12.00%, 06/15/09
  (Acquired 02/17/99; Cost
  $2,075,000)(b)                      2,075,000      2,163,187
--------------------------------------------------------------

LODGING-HOTELS-0.54%

John Q. Hammons Hotels, Inc., Sec.
  First Mortgage Notes, 9.75%,
  10/01/05                            2,000,000      1,915,000
--------------------------------------------------------------
Stena Line A.B. (Sweden), Sr.
  Yankee Notes, 10.625%, 06/01/08     2,300,000      1,742,250
--------------------------------------------------------------
                                                     3,657,250
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.87%

Caterpillar, Inc., Deb., 9.375%,
  08/15/11                            5,000,000      5,897,650
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.70%

Anthony Crane Rentals, Sr. Notes,
  10.375%, 08/01/08                   1,500,000      1,455,000
--------------------------------------------------------------
Elgin National Industries, Series
  B Sr. Unsec. Gtd. Notes, 11.00%,
  11/01/07                            1,265,000      1,258,675
--------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 04/15/07        2,310,000      2,044,350
--------------------------------------------------------------
                                                     4,758,025
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.55%

Brand Scaffold Services, Sr.
  Unsec. Notes, 10.25%, 02/15/08      1,600,000      1,560,000
--------------------------------------------------------------
MMI Products, Inc., Sr. Unsec.
  Sub. Notes, 11.25%, 04/15/07        2,070,000      2,132,100
--------------------------------------------------------------
                                                     3,692,100
--------------------------------------------------------------

METALS MINING-0.84%

Centaur Mining & Exploration Ltd.
  (Australia), Sr. Yankee Sec.
  Gtd. Notes, 11.00%, 12/01/07        2,500,000      2,306,250
--------------------------------------------------------------
Rio Algom Ltd. (Canada), Yankee
  Unsec. Deb., 7.05%, 11/01/05        3,500,000      3,368,960
--------------------------------------------------------------
                                                     5,675,210
--------------------------------------------------------------

NATURAL GAS-1.93%

Dynegy, Inc., Sr. Unsec. Deb.,
  7.125%, 05/15/18                    4,000,000      3,739,680
--------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%,
  09/15/12                            4,100,000      4,347,435
--------------------------------------------------------------
K N Energy, Inc., Unsec. Deb.,
  7.35%, 08/01/26                     5,000,000      4,939,650
--------------------------------------------------------------
                                                    13,026,765
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.50%

NRG Energy, Inc., Sr. Unsec.
  Notes, 7.50%, 06/01/09              3,400,000      3,354,032
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
OIL & GAS (EXPLORATION & PRODUCTION)-2.31%

Anadarko Petroleum Corp., Deb.,
  7.25%, 03/15/25                   $ 5,395,000   $  5,458,068
--------------------------------------------------------------
Canadian Forest Oil Ltd. (Canada),
  Sr. Yankee Unsec. Gtd. Sub.
  Notes, 8.75%, 09/15/07              3,270,000      3,163,725
--------------------------------------------------------------
Chesapeake Energy Corp., Series B
  Sr. Unsec. Gtd. Notes, 9.625%,
  05/01/05                              915,000        860,100
--------------------------------------------------------------
Talisman Energy, Inc. (Canada),
  Yankee Deb., 7.125%, 06/01/07       3,750,000      3,660,600
--------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec.
  Bonds, 7.00%, 03/15/27              2,450,000      2,449,902
--------------------------------------------------------------
                                                    15,592,395
--------------------------------------------------------------

OIL & GAS (REFINING &
  MARKETING)-1.43%

Sun Co., Inc., Deb., 9.00%,
  11/01/24                            4,000,000      4,451,240
--------------------------------------------------------------
Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.125%,
  07/01/06                            2,010,000      1,798,950
--------------------------------------------------------------
Tosco Corp., Unsec. Deb., 7.80%,
  01/01/27                            3,400,000      3,428,832
--------------------------------------------------------------
                                                     9,679,022
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-0.28%

Husky Oil Ltd. (Canada), Sr.
  Yankee Notes, 7.125%, 11/15/06      2,000,000      1,917,080
--------------------------------------------------------------

PERSONAL CARE-0.57%

Alberto-Culver Corp., Unsec. Deb.,
  6.375%, 06/15/28                    4,000,000      3,855,200
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.35%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                    2,220,000      2,364,300
--------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-1.81%

AES Corp., Sr. Sub. Notes, 10.25%,
  07/15/06                            1,000,000      1,030,000
--------------------------------------------------------------
Indiana Michigan Power, Sec. Lease
  Obligation Bonds, 9.82%,
  12/07/22                            4,968,690      6,123,612
--------------------------------------------------------------
Kincaid Generation LLC, Sec.
  Bonds, 7.33%, 06/15/20 (Acquired
  04/30/98; Cost $2,004,940)(b)       2,000,000      1,906,802
--------------------------------------------------------------
MidAmerican Energy Holdings Co.,
  Sr. Unsec. Bonds, 8.48%,
  09/15/28                            3,000,000      3,212,310
--------------------------------------------------------------
                                                    12,272,724
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-2.19%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13      7,100,000      8,002,481
--------------------------------------------------------------
  Sr. Gtd. Putable Bonds, 7.43%,
    10/01/26                          1,000,000      1,012,900
--------------------------------------------------------------
  Sr. Notes, 8.45%, 08/01/34          3,000,000      3,173,370
--------------------------------------------------------------
United News & Media PLC (United
  Kingdom), Yankee Notes, 7.75%,
  07/01/09                            2,650,000      2,645,124
--------------------------------------------------------------
                                                    14,833,875
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
RAILROADS-2.13%

CSX Corp.,
  Sr. Unsec. Putable Deb., 6.95%,
    05/01/27                        $ 2,000,000   $  2,007,520
--------------------------------------------------------------
  Sr. Unsec. Putable Deb., 7.25%,
    05/01/27                          7,000,000      7,046,900
--------------------------------------------------------------
  Series C Medium Term Notes,
    6.80%, 12/01/28                   2,850,000      2,570,441
--------------------------------------------------------------
Norfolk Southern Corp., Putable
  Bonds, 7.05%, 05/01/37              2,750,000      2,799,830
--------------------------------------------------------------
                                                    14,424,691
--------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-1.40%

Glenborough Properties, Series B
  Sr. Unsec. Notes, 7.625%,
  03/15/05                            3,900,000      3,476,565
--------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec.
  Notes, 7.625%, 03/15/08             3,000,000      2,759,760
--------------------------------------------------------------
Spieker Properties LP, Unsec.
  Deb., 7.35%, 12/01/17               3,500,000      3,251,920
--------------------------------------------------------------
                                                     9,488,245
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.58%

Fred Meyer, Inc., Sr. Notes,
  7.45%, 03/01/08                     2,500,000      2,530,750
--------------------------------------------------------------
Plainwell, Inc., Series B Sr.
  Unsec. Sub. Notes, 11.00%,
  03/01/08                            1,710,000      1,376,550
--------------------------------------------------------------
                                                     3,907,300
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.42%

CEX Holdings, Inc., Series B Sr.
  Unsec. Gtd. Sub. Notes, 9.625%,
  06/01/08                            1,810,000      1,705,925
--------------------------------------------------------------
Neff Corp., Sr. Sub. Notes,
  10.25%, 06/01/08                    5,190,000      5,345,700
--------------------------------------------------------------
Rent-A-Center, Inc., Sr. Sub.
  Notes, 11.00%, 08/15/08             2,500,000      2,518,750
--------------------------------------------------------------
                                                     9,570,375
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.48%

Big 5 Corp., Sr. Unsec. Notes,
  10.875%, 11/15/07                   2,000,000      2,040,000
--------------------------------------------------------------
J Crew Operating Corp., Sr. Sub.
  Notes, 10.375%, 10/15/07            1,255,000      1,236,175
--------------------------------------------------------------
                                                     3,276,175
--------------------------------------------------------------

RETAIL-SPECIALTY STORES-0.11%

CSK Auto Inc., Sr. Gtd. Sub. Deb.,
  11.00%, 11/01/06                      715,000        740,025
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.76%

Sovereign Bancorp, Inc., Sub.
  Notes, 8.00%, 03/15/03              5,050,000      5,112,064
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.45%

Hydrochem Industrial Service,
  Series B Sr. Sec. Gtd. Sub.
  Notes, 10.375%, 08/01/07            1,135,000      1,027,175
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
SERVICES (COMMERCIAL & CONSUMER)-(CONTINUED)

Laidlaw, Inc. (Canada),
  Yankee Deb., 6.72%, 10/01/27      $ 2,000,000   $  1,836,440
--------------------------------------------------------------
  Yankee Unsec. Deb., 6.70%,
    05/01/08                          3,550,000      3,224,004
--------------------------------------------------------------
Protection One, Inc., Sr. Unsec.
  Gtd. Notes, 7.375%, 08/15/05        4,000,000      3,699,920
--------------------------------------------------------------
                                                     9,787,539
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.29%

MSX International, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.375%,
  01/15/08                            1,980,000      1,930,500
--------------------------------------------------------------

SHIPPING-0.23%

Pegasus Shipping Hellas Co.
  (Bermuda), Series A Sr. Sec.
  Gtd. Sec. Mortgage Notes,
  11.875%, 11/15/04                   2,850,000      1,581,750
--------------------------------------------------------------

SOVEREIGN DEBT-2.30%

Province of Manitoba (Canada),
  Yankee Bonds, 7.75%, 07/17/16       7,500,000      8,093,400
--------------------------------------------------------------
Province of Quebec (Canada), Series A Yankee
  Notes,
  5.735%, 03/02/26                    3,500,000      3,487,330
--------------------------------------------------------------
  6.29%, 03/06/26                     4,000,000      3,992,360
--------------------------------------------------------------
                                                    15,573,090
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.47%

Nextel Communications, Inc., Sr.
  Unsec. Notes, 12.00%, 11/01/08      3,375,000      3,847,500
--------------------------------------------------------------
PageMart Wireless, Inc., Sr. Sub.
  Disc. Notes, 11.25%, 02/01/08(d)    3,110,000      1,290,650
--------------------------------------------------------------
Powertel, Inc., Sr. Unsec. Notes,
  11.125%, 06/01/07                   4,630,000      4,792,050
--------------------------------------------------------------
                                                     9,930,200
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.51%

Call-Net Enterprises, Inc.
  (Canada), Sr. Unsec. Disc.
  Yankee Notes,
  8.94%, 08/15/08(d)                  1,990,000      1,124,350
--------------------------------------------------------------
  10.80%, 05/15/09(d)                 4,000,000      2,220,000
--------------------------------------------------------------
Centel Capital, Deb., 9.00%,
  10/15/19                            3,800,000      4,474,538
--------------------------------------------------------------
Econophone, Inc., Sr. Unsec.
  Notes, 13.50%, 07/15/07             3,500,000      3,736,250
--------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee
  Notes, 11.50%, 12/15/07             1,500,000      1,635,000
--------------------------------------------------------------
MCI Communications Corp., Putable
  Sr. Unsec. Deb., 7.125%,
  06/15/27                            5,500,000      5,558,135
--------------------------------------------------------------
Primus Telecom Group, Sr. Notes,
  11.25%, 01/15/09 (Acquired
  01/22/99; Cost $3,500,000)(b)       3,500,000      3,570,000
--------------------------------------------------------------
Versatel Telecom B.V.
  (Netherlands), Sr. Notes,
  13.25%, 05/15/08(f)                 1,370,000      1,424,800
--------------------------------------------------------------
                                                    23,743,073
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
TELEPHONE-1.76%

Alestra S.A. De RL De C.V.
  (Mexico), Sr. Notes, 12.625%,
  05/15/09 (Acquired 05/12/99;
  Cost $3,000,000)(b)               $ 3,000,000   $  2,910,000
--------------------------------------------------------------
Cable & Wireless Communications
  PLC (United Kingdom), Yankee
  Notes, 6.75%, 03/06/08              1,250,000      1,201,450
--------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%, 02/15/08(d)    4,000,000      2,250,000
--------------------------------------------------------------
NTL Communications Corp., Series B
  Sr. Unsec. Notes, 11.50%,
  10/01/08                            2,655,000      2,940,413
--------------------------------------------------------------
SBC Communications, Inc., Deb.,
  7.375%, 07/15/43                    1,200,000      1,177,272
--------------------------------------------------------------
Worldwide Fiber, Inc., Sr. Notes,
  12.50%, 12/15/05 (Acquired
  01/28/99; Cost $1,465,750)(b)       1,430,000      1,447,875
--------------------------------------------------------------
                                                    11,927,010
--------------------------------------------------------------

TRUCKERS-0.32%

Travelcenters of America, Inc.,
  Sr. Unsec. Gtd. Sub. Deb.,
  10.25%, 04/01/07                    2,180,000      2,190,900
--------------------------------------------------------------

WASTE MANAGEMENT-1.27%

Browning-Ferris, Deb., 9.25%,
  05/01/21                            2,570,000      2,543,144
--------------------------------------------------------------
WMX Technologies, Inc., Unsec.
  Putable Notes, 7.10%, 08/01/26      6,000,000      6,078,600
--------------------------------------------------------------
                                                     8,621,744
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds &
      Notes (Cost $477,728,825)                    463,007,686
--------------------------------------------------------------

U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS & NOTES-2.43%

COMPUTERS (HARDWARE)-0.23%

Candescent Technology Corp., Conv.
  Sr. Sub. Deb., 7.00%, 05/01/03
  (Acquired 04/20/98; Cost
  $2,000,000)(b)                      2,000,000      1,560,000
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.72%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Acquired
  03/06/97; Cost $1,000,000)(b)       1,000,000      4,877,500
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.22%

Omnicare, Inc., Conv. Sub. Deb.,
  5.00%, 12/01/07 (Acquired
  12/04/97; Cost $2,000,000)(b)       2,000,000      1,475,000
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.36%

Amazon.com, Inc., Conv. Deb.,
  4.75%, 02/01/09 (Acquired
  01/29/99; Cost $2,507,500)(b)       2,500,000      2,426,562
--------------------------------------------------------------

SHIPPING-0.34%

Hutchison Delta Finance (Cayman
  Islands), Conv. Unsec. Notes,
  7.00%, 11/08/02                     2,000,000      2,320,000
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
TELEPHONE-0.56%

Bell Atlantic Financial Services,
  Inc., Conv. Bonds, 4.25%,
  09/15/05                          $ 3,700,000   $  3,782,133
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes
      (Cost $13,724,500)                            16,441,195
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE
  BONDS & NOTES-13.82%(G)

CANADA-5.65%

Bank of Montreal (Banks-Money
  Center), Sub. Deb., 7.92%,
  07/31/12         CAD                4,000,000   $  3,010,791
--------------------------------------------------------------
Bell Canada
  (Telecommunications-Cellular/
  Wireless), Unsec. Deb., 10.875%,
  10/11/04                      CAD   3,000,000      2,440,420
--------------------------------------------------------------
Bell Mobility Cellular, Inc.
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08        CAD    2,250,000      1,510,791
--------------------------------------------------------------
Canadian Pacific Ltd.
  (Manufacturing- Diversified),
  Unsec. Notes, 5.85%, 03/30/09CAD    3,250,000      2,148,573
--------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes,
  11.75%, 08/13/07(d)          CAD    8,200,000      3,756,362
--------------------------------------------------------------
  10.40%, 05/15/08(d)          CAD    9,050,000      3,685,103
--------------------------------------------------------------
GMAC Canada Ltd.
  (Financial-Diversified), Sr.
  Unsec. Gtd. Unsub. Notes, 6.50%,
  03/23/04                      GBP   2,800,000      4,422,243
--------------------------------------------------------------
Loblaw Co. Ltd. (Retail-Food
  Chains), Unsec. Notes, 6.45%,
  03/01/39             CAD            4,600,000      2,983,959
--------------------------------------------------------------
Microcell Telecommunications
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.125%,
  10/15/07(d) CAD                     3,500,000      1,466,746
--------------------------------------------------------------
NAV Canada (Services-Commercial &
  Consumer), Bonds, 7.40%,
  06/01/27  CAD                       2,500,000      1,961,384
--------------------------------------------------------------
Poco Petroleums Ltd. (Oil &
  Gas-Exploration & Production),
  Unsec. Deb., 6.60%, 09/11/07 CAD    4,150,000      2,690,642
--------------------------------------------------------------
Telegobe Canada, Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03 CAD    5,000,000      3,680,658
--------------------------------------------------------------
TransCanada Pipelines (Natural
  Gas),
  Series Q Deb., 10.625%,
    10/20/09    CAD                   1,750,000      1,549,430
--------------------------------------------------------------
  Unsec. Notes, 8.55%, 02/01/06CAD    3,000,000      2,266,176
--------------------------------------------------------------
Westcoast Energy, Inc. (Natural
  Gas), Unsec. Series V Deb.,
  6.45%, 12/18/06      CAD            1,000,000        691,585
--------------------------------------------------------------
                                                    38,264,863
--------------------------------------------------------------

NETHERLANDS-2.51%

Dresdner Finance B.V. (Banks-Major
  Regional), Series 11 Gtd. Notes,
  3.072%, 07/30/03             EUR    4,700,000      4,832,795
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
NETHERLANDS-(CONTINUED)

Hypovereins Finance N.V.
  (Banks-Major Regional), Gtd.
  Series E Medium Term Notes,
  6.00%, 03/12/07            DEM      1,485,000   $    823,253
--------------------------------------------------------------
KPNQWest B.V.
  (Telecommunications-Long
  Distance), Sr. Unsec. Notes,
  7.125%, 06/01/09 (Acquired
  05/25/99; Cost $5,255,824)(b)EUR    5,000,000      5,153,000
--------------------------------------------------------------
Mannesmann Finance B.V. (Machinery
  Diversified), Gtd. Unsec. Unsub.
  Notes, 4.75%, 05/27/09       EUR    1,890,000      1,861,724
--------------------------------------------------------------
Prudential Financial B.V.
  (Investment Banking/ Brokerage),
  Sr. Unsec. Gtd. Bonds, 9.375%,
  06/04/07                 GBP        2,300,000      4,286,147
--------------------------------------------------------------
                                                    16,956,919
--------------------------------------------------------------

NEW ZEALAND-0.70%

Inter-American Development Bank
  (Banks- Money Center), Unsec.
  Bonds, 5.75%, 04/15/04       NZD    4,750,000      2,405,419
--------------------------------------------------------------
International Bank of
  Reconstruction & Development
  (Banks-Money Center), Sr. Unsec.
  Notes, 6.77%, 08/20/07(c)  NZD      8,000,000      2,311,909
--------------------------------------------------------------
                                                     4,717,328
--------------------------------------------------------------

SWEDEN-1.21%

AB Spintab (Banks-Regional),
  Series 161, Unsec. Deb., 7.50%,
  06/15/04        SEK                24,000,000      3,101,909
--------------------------------------------------------------
Stadshypotek A.B.
  (Banks-Regional), Series 1562,
  Notes, 3.50%, 09/15/04   SEK       47,000,000      5,086,072
--------------------------------------------------------------
                                                     8,187,981
--------------------------------------------------------------

UNITED STATES-0.56%

General Electric Capital Corp.
  (Financial- Diversified), Sr.
  Unsec. Unsub. Notes, 6.00%,
  02/05/03                  GBP       2,400,000      3,782,830
--------------------------------------------------------------

UNITED KINGDOM-3.19%

European Investment Bank
  (Banks-Money Center), Unsec.
  Unsub. Notes, 7.625%,
  12/07/07                      GBP   2,660,000      4,656,090
--------------------------------------------------------------
Lloyds Bank PLC (Banks-Major
  Regional), Sub. Notes, 5.25%,
  07/14/08        DEM                 6,400,000      3,368,594
--------------------------------------------------------------
Merrill Lynch & Co. (Investment
  Banking/ Brokerage), Sr. Unsec.
  Unsub. Notes, 7.375%,
  12/17/07                 GBP        1,910,000      3,153,589
--------------------------------------------------------------
National Power PLC (Electric
  Companies), Sr. Unsec. Unsub.
  Notes, 8.00%, 02/21/07       AUD    5,000,000      3,387,706
--------------------------------------------------------------
Sutton Bridge Financial Ltd.
  (Financial- Diversified), Gtd.
  Eurobonds, 8.625%, 06/30/22
  (Acquired 05/29/97; Cost
 $3,260,778)(b)                GBP    2,000,000      3,610,886
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
UNITED KINGDOM-(CONTINUED)

Union Bank of Switzerland-London
  (Banks- Major Regional), Unsec.
  Sub. Notes, 8.00%, 01/08/07  GBP    2,000,000   $  3,413,808
--------------------------------------------------------------
                                                    21,590,673
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Non-Convertible
      Bonds & Notes (Cost
      $98,246,632)                                  93,500,594
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
  NOTES-2.85%(G)

LUXEMBOURG-0.92%

Daimler-Benz A.G. (Automobiles),
  Conv. Gtd. Unsub. Eurobonds,
  4.125%, 07/05/03 DEM                6,440,000      6,210,091
--------------------------------------------------------------

UNITED KINGDOM-1.93%

Airtours PLC (Services-Commercial
  & Consumer), Series RG Conv.
  Notes, 5.75%, 01/05/04 (Acquired
  12/09/98; Cost $3,091,887)(b)GBP    1,869,000      3,583,086
--------------------------------------------------------------
National Grid Co. PLC (Electric
  Companies), Conv. Bonds, 4.25%,
  02/17/08 (Acquired 02/05/98;
  Cost $3,729,375)(b)        GBP      2,250,000      4,162,778
--------------------------------------------------------------
Scotia Holdings PLC (Health
  Care-Drugs- Generic & Other),
  Conv. Unsec. Notes, 8.50%,
  03/26/02                  GBP       1,000,000      1,208,205
--------------------------------------------------------------
Telewest Communications PLC
  (Leisure Time- Products), Sr.
  Unsec. Conv. Notes, 5.25%,
  02/19/07                      GBP   2,530,000      4,128,666
--------------------------------------------------------------
                                                    13,082,735
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible
      Bonds & Notes (Cost
      $17,341,088)                                  19,292,826
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED GOVERNMENT BONDS &
  NOTES-6.65%(G)

AUSTRALIAN DOLLAR-1.07%

New South Wales Treasury Corp.,
  Gtd. Notes, 7.00%, 04/01/04  AUD   10,600,000      7,252,961
--------------------------------------------------------------

BRITISH POUND STERLING-0.57%

Federal National Mortgage
  Association, Sr. Unsec. Notes,
  6.875%, 06/07/02   GBP              2,400,000      3,877,787
--------------------------------------------------------------

CANADIAN DOLLAR-1.25%

Ontario Province, Sr. Unsec.
  Unsub. Global Bonds, 8.00%,
  03/11/03           CAD              5,350,000      3,890,552
--------------------------------------------------------------
Province of British Columbia,
  Unsec. Unsub. Deb., 5.25%,
  12/01/06             CAD            7,000,000      4,565,083
--------------------------------------------------------------
                                                     8,455,635
--------------------------------------------------------------

DANISH KRONE-0.91%

Kingdom of Denmark, Bonds, 7.00%,
  12/15/04                      DKK  39,500,000      6,159,997
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
EURO-1.89%

Bundesrepublic Deutschland, Bonds,
  7.25%, 10/21/02              EUR    4,000,000   $  4,577,451
--------------------------------------------------------------
Treuhandanstalt, Gtd. Notes,
  6.00%, 11/12/03              EUR    7,345,000      8,187,616
--------------------------------------------------------------
                                                    12,765,067
--------------------------------------------------------------

NEW ZEALAND DOLLAR-0.96%

New Zealand Government, Bonds,
  10.00%, 03/15/02             NZD    4,575,000      2,680,066
--------------------------------------------------------------
  8.00%, 04/15/04              NZD    4,580,000      2,599,831
--------------------------------------------------------------
Province of Ontario, Unsec. Unsub.
  Notes, 6.25%, 12/03/08       NZD    2,500,000      1,202,626
--------------------------------------------------------------
                                                     6,482,523
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government Bonds
      & Notes (Cost $46,933,604)                    44,993,970
--------------------------------------------------------------

                                      SHARES
DOMESTIC COMMON STOCKS-0.03%

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.03%

Nextel Communications, Inc.-Class
  A (Cost $74,234)(h)                     4,600   $    230,862
--------------------------------------------------------------

DOMESTIC PREFERRED STOCKS-2.33%
BANKS (REGIONAL)-0.97%

First Republic Cap. Corp., Series
  A-$105 Pfd. (Acquired 05/26/99;
  Cost $3,500,000)(b)                     3,500      3,502,188
--------------------------------------------------------------
Westpac Banking Corp. STRYPES
  Trust-$3.135 Conv. Pfd.                95,000      3,075,625
--------------------------------------------------------------
                                                     6,577,813
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.27%

Microsoft Corp., Series A-$2.196
  Conv. Pfd.                             18,000      1,798,875
--------------------------------------------------------------

ENTERTAINMENT-0.39%

Houston Industries, Inc.-$3.22
  Conv. Pfd.                             22,000      2,623,500
--------------------------------------------------------------

FOODS-0.16%

Ralston Purina Co.-$4.34 Conv.
  Pfd.                                   23,000      1,069,500
--------------------------------------------------------------

OIL & GAS (REFINING &
  MARKETING)-0.14%

Tosco Financing Trust-$2.875 Conv.
  Pfd. (Acquired
  12/10/96-12/11/96; Cost
  $1,006,950)(b)                         20,000        980,000
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.40%

Cendant Corp.-$3.75 Conv. PRIDES         78,000      2,686,125
--------------------------------------------------------------
    Total Domestic Preferred
      Stocks (Cost $14,790,538)                     15,735,813
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-0.09%

UNITED KINGDOM-0.09%

PowerGen PLC.-ADR (Electric
  Companies) (Cost $467,674)             14,000   $    600,250
--------------------------------------------------------------

WARRANTS-0.03%
BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

Knology Holdings, Inc., expiring
  10/15/07 (Acquired 03/12/98;
  Cost $0)(b)(i)                          4,100          9,225
--------------------------------------------------------------
Wireless One, Inc., expiring
  10/19/00(i)                             2,670             27
--------------------------------------------------------------
                                                         9,252
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.01%

Electronic Retailing Systems
  International, expiring
  02/01/04(i)                             3,630         18,150
--------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel, Inc., expiring
  04/15/03(i)                             1,650             16
--------------------------------------------------------------

PERSONAL CARE-0.00%

IHF Capital, Inc., Series I,
  expiring 11/14/99(i)                    1,200            600
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.01%

Clearnet Communications Inc.
  (Canada), expiring 09/15/05(i)          5,874         49,929
--------------------------------------------------------------
Loral Space & Communications,
  Ltd., expiring 01/15/07(i)              3,400         35,700
--------------------------------------------------------------
                                                        85,629
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.01%

Versatel Telecom B.V.
  (Netherlands), expiring
  01/15/07(i)                             1,370         68,843
--------------------------------------------------------------
    Total Warrants (Cost $50,050)                      182,490
--------------------------------------------------------------

                                     PRINCIPAL
                                     AMOUNT(a)
U.S. TREASURY SECURITIES-1.02%

U.S. TREASURY NOTES-1.02%

  4.75%, 01/02/04                   $ 5,000,000   $  4,806,650
--------------------------------------------------------------
  6.875%, 02/15/08                    2,000,000      2,106,900
--------------------------------------------------------------
                                                     6,913,550
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $6,958,718)                              6,913,550
--------------------------------------------------------------

REPURCHASE AGREEMENT-0.63%(J)

Greenwich Capital Markets, Inc.,
  5.00%, 07/01/99 (Cost
  $4,228,412)(k)                      4,228,412   $  4,228,412
--------------------------------------------------------------
TOTAL INVESTMENTS-98.31%                           665,127,648
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.69%                                 11,448,835
--------------------------------------------------------------
NET ASSETS-100.00%                                $676,576,483
==============================================================

Abbreviations:

ADR     -  America Depositary Receipt
AUD     -  Australian Dollar
CAD     -  Canadian Dollar
Conv.   -  Convertible
Ctfs.   -  Certificates
Deb.    -  Debentures
DEM     -  German Deutsche Mark
Disc.   -  Discounted
DKK     -  Danish Krone
EUR     -  Euro
GBP     -  British Pound Sterling
Gtd.    -  Guaranteed
NZD     -  New Zealand Dollar
Pfd.    -  Preferred
PRIDES  -  Preferred Redeemable Increased Dividend Equity Security
Sec.    -  Secured
SEK     -  Swedish Krona
Sr.     -  Senior
STRYPES -  Structured Yield Product Exchangeable for Stock
Sub.    -  Subordinated
Unsec.  -  Unsecured

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (g).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 06/30/99 was $61,152,039 which represents 9.04% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) Consists of more than one class of securities traded together as a unit. In addition to the debt obligations listed, each unit contains warrants that enable the holder to purchase common stock in the issuer at a predetermined price per share of common stock.
(g) Foreign denominated security. Par value and coupon rate are denominated in currency indicated.
(h) Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value as being at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(k) Joint repurchase agreement entered into 06/30/99 with a maturing value of $100,013,889. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1999
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $680,544,275)                              $665,127,648
---------------------------------------------------------
Foreign currencies, at value (cost
  $164,009)                                       163,596
---------------------------------------------------------
Receivables for:
  Investments sold                              7,114,779
---------------------------------------------------------
  Forward currency contracts closed               794,899
---------------------------------------------------------
  Fund shares sold                              2,251,647
---------------------------------------------------------
  Interest and dividends                       12,643,166
---------------------------------------------------------
Forward currency contracts                      1,008,834
---------------------------------------------------------
Investment for deferred compensation plan          65,169
---------------------------------------------------------
Other assets                                       61,423
---------------------------------------------------------
    Total assets                              689,231,161
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         8,868,278
---------------------------------------------------------
  Fund shares reacquired                        1,938,286
---------------------------------------------------------
  Dividends                                       880,136
---------------------------------------------------------
  Deferred compensation plan                       65,169
---------------------------------------------------------
Accrued advisory fees                             229,923
---------------------------------------------------------
Accrued distribution fees                         544,684
---------------------------------------------------------
Accrued transfer agent fees                        67,802
---------------------------------------------------------
Accrued operating expenses                         60,400
---------------------------------------------------------
    Total liabilities                          12,654,678
---------------------------------------------------------
Net assets applicable to shares outstanding  $676,576,483
---------------------------------------------------------

NET ASSETS:

Class A                                      $407,791,198
=========================================================
Class B                                      $243,802,621
=========================================================
Class C                                      $ 24,982,664
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        51,451,641
=========================================================
Class B                                        30,797,898
=========================================================
Class C                                         3,160,488
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       7.93
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.93
      divided by 95.25%)                     $       8.33
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       7.92
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       7.90
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME:

Interest                                     $ 25,189,123
---------------------------------------------------------
Dividends (net of $1,420 foreign
  withholding tax)                                472,309
---------------------------------------------------------
    Total investment income                    25,661,432
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,369,900
---------------------------------------------------------
Administrative services fees                       49,060
---------------------------------------------------------
Custodian fees                                     55,174
---------------------------------------------------------
Distribution fees -- Class A                      501,514
---------------------------------------------------------
Distribution fees -- Class B                    1,161,053
---------------------------------------------------------
Distribution fees -- Class C                      109,319
---------------------------------------------------------
Transfer agent fees -- Class A                    317,740
---------------------------------------------------------
Transfer agent fees -- Class B                    190,901
---------------------------------------------------------
Transfer agent fees -- Class C                     18,489
---------------------------------------------------------
Other                                             146,726
---------------------------------------------------------
    Total expenses                              3,919,876
---------------------------------------------------------
Less: Expenses paid indirectly                     (6,984)
---------------------------------------------------------
    Net expenses                                3,912,892
---------------------------------------------------------
Net investment income                          21,748,540
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FORWARD CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (8,611,504)
---------------------------------------------------------
  Foreign currencies                              (37,178)
---------------------------------------------------------
  Forward currency contracts                    1,803,822
---------------------------------------------------------
  Futures contracts                               315,500
---------------------------------------------------------
                                               (6,529,360)
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                       (31,870,436)
---------------------------------------------------------
  Foreign currencies                              (49,466)
---------------------------------------------------------
  Forward currency contracts                      623,296
---------------------------------------------------------
                                              (31,296,606)
---------------------------------------------------------
  Net gain (loss) from investment
    securities, foreign currencies, forward
    currency contracts and futures
    contracts                                 (37,825,966)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $(16,077,426)
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                JUNE 30,      DECEMBER 31,
                                                                  1999            1998
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 21,748,540    $ 35,484,095
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, forward currency contracts and
    futures contracts                                           (6,529,360)     (2,670,536)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and forward
    currency contracts                                         (31,296,606)     (8,393,729)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                               (16,077,426)     24,419,830
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (13,605,406)    (24,056,371)
------------------------------------------------------------------------------------------
  Class B                                                       (6,933,392)     (9,376,348)
------------------------------------------------------------------------------------------
  Class C                                                         (653,224)       (561,222)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --      (2,510,957)
------------------------------------------------------------------------------------------
  Class B                                                               --      (1,354,867)
------------------------------------------------------------------------------------------
  Class C                                                               --        (120,997)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       30,802,015      67,975,662
------------------------------------------------------------------------------------------
  Class B                                                       38,062,655      97,469,590
------------------------------------------------------------------------------------------
  Class C                                                        6,915,749      17,151,361
------------------------------------------------------------------------------------------
    Net increase in net assets                                  38,510,971     169,035,681
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          638,065,512     469,029,831
------------------------------------------------------------------------------------------
  End of period                                               $676,576,483    $638,065,512
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $700,316,476    $624,536,057
------------------------------------------------------------------------------------------
  Undistributed net investment income                              625,322          68,804
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, forward currency
    contracts and futures contracts                             (9,913,744)     (3,384,384)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward currency
    contracts                                                  (14,451,571)     16,845,035
------------------------------------------------------------------------------------------
                                                              $676,576,483    $638,065,512
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed rate corporate debt and U.S. Government obligations.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Equity securities which are listed or traded on an exchange or the NASDAQ National Market System are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the closing bid price on that day. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government securities, is substantially completed each day at various times prior to the close of the New York
    Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
C. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
D. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward currency contracts at June 30, 1999 were as follows:

                          Contract to
Settlement         --------------------------                   Unrealized
   Date              Deliver        Receive        Value       Appreciation
----------         ------------   -----------   -----------   --------------
  08/10/99   AUD   $  3,000,000   $ 2,011,081   $ 1,984,028     $   27,053
  08/04/99   CAD     35,000,000    23,992,484    23,764,998        227,486
  10/08/99   EUR      8,000,000     8,365,440     8,309,022         56,418
  08/31/99   GBP     13,000,000    20,761,000    20,500,389        260,611
  10/06/99   GBP     15,000,000    23,771,400    23,665,228        106,172
  08/26/99   NZD      9,000,000     4,928,400     4,770,306        158,094
  07/22/99   SEK     69,500,000     8,371,981     8,198,981        173,000
                   ------------   -----------   -----------     ----------
                   $152,500,000   $92,201,786   $91,192,952     $1,008,834
                   ============   ===========   ===========     ==========

E. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
F. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,419,489 as of December 31, 1998 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
G. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1999, AIM was paid $49,060 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1999, the Fund paid AFS $329,473 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $501,514, $1,161,053 and $109,319, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $220,590 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $22,660 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
    During the six months ended June 30, 1999, the Fund paid legal fees of $2,294 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $4,169 and $2,815, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $6,984 during the six months ended June 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $331,246,307 and $243,033,527, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 16,691,656
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (32,109,326)
------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                         $(15,417,670)
============================================================

Cost of investments for tax purposes is $680,545,318.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                                                       JUNE 30,                   DECEMBER 31,
                                                                         1999                         1998
                                                              --------------------------   ---------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              -----------   ------------   -----------   -------------
Sold:
  Class A                                                      11,211,115   $ 92,154,071    18,358,462   $ 156,866,536
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       8,198,866     67,307,408    15,156,529     128,945,810
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,417,797     11,618,607     2,530,069      21,507,916
----------------------------------------------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                                                       1,370,414     11,214,447     2,575,274      21,978,433
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         646,944      5,286,460       956,975       8,134,643
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          64,827        528,571        65,508         553,356
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (8,814,960)   (72,566,503)  (12,996,807)   (110,869,307)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,216,032)   (34,531,213)   (4,664,899)    (39,610,863)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        (635,301)    (5,231,429)     (581,112)     (4,909,911)
----------------------------------------------------------------------------------------------------------------------
                                                                9,243,670   $ 75,780,419    21,399,999   $ 182,596,613
======================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during the six months ended June 30, 1999 and each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the six months ended June 30, 1999, the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                                             DECEMBER 31,
                                                            JUNE 30,    -----------------------------------------------------
                                                             1999         1998       1997       1996       1995       1994
                                                           --------     --------   --------   --------   --------   --------
Net asset value, beginning of period                       $   8.38     $   8.57   $   8.24   $   8.17   $   7.20   $   8.45
---------------------------------------------------------  --------     --------   --------   --------   --------   --------
Income from investment operations:
 Net investment income                                         0.28         0.57       0.55       0.57       0.58       0.58
---------------------------------------------------------  --------     --------   --------   --------   --------   --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                (0.45)       (0.16)      0.39       0.09       1.00      (1.22)
---------------------------------------------------------  --------     --------   --------   --------   --------   --------
   Total from investment operations                           (0.17)        0.41       0.94       0.66       1.58      (0.64)
---------------------------------------------------------  --------     --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income                         (0.28)       (0.55)     (0.52)     (0.59)     (0.61)     (0.49)
---------------------------------------------------------  --------     --------   --------   --------   --------   --------
 Distributions from net realized gains                           --        (0.05)     (0.09)        --         --      (0.01)
---------------------------------------------------------  --------     --------   --------   --------   --------   --------
 Return of capital                                               --           --         --         --         --      (0.11)
---------------------------------------------------------  --------     --------   --------   --------   --------   --------
   Total distributions                                        (0.28)       (0.60)     (0.61)     (0.59)     (0.61)     (0.61)
---------------------------------------------------------  --------     --------   --------   --------   --------   --------
Net asset value, end of period                             $   7.93     $   8.38   $   8.57   $   8.24   $   8.17   $   7.20
=========================================================  ========     ========   ========   ========   ========   ========
Total return(a)                                               (2.13)%       4.94%     11.92%      8.58%     22.77%     (7.65)%
=========================================================  ========     ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $407,791     $399,701   $340,608   $286,183   $251,280   $201,677
=========================================================  ========     ========   ========   ========   ========   ========
Ratio of expenses to average net assets                        0.90%(b)     0.91%      0.94%      0.98%      0.98%      0.98%
=========================================================  ========     ========   ========   ========   ========   ========
Ratio of net investment income to average net assets           6.93%(b)     6.69%      6.55%      7.13%      7.52%      7.53%
=========================================================  ========     ========   ========   ========   ========   ========
Portfolio turnover rate                                          38%          41%        54%        80%       227%       185%
=========================================================  ========     ========   ========   ========   ========   ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets of $404,535,810.

                                                            CLASS B                                            CLASS C
                                ----------------------------------------------------------------    -----------------------------
                                                                 DECEMBER 31,                                     DECEMBER 31,
                                JUNE 30,       -------------------------------------------------    JUNE 30,    -----------------
                                  1999           1998       1997      1996      1995      1994        1999       1998      1997
                                --------       --------   --------   -------   -------   -------    --------    -------   -------
Net asset value, beginning of
 period                         $  8.37        $   8.55   $   8.23   $  8.15   $  7.18   $  8.43     $  8.36    $  8.54     8.38
-----------------------------   -------        --------   --------   -------   -------   -------     -------    -------   ------
Income from investment
 operations:
 Net investment income             0.25            0.50       0.48      0.50      0.53      0.52        0.25       0.50     0.19
-----------------------------   -------        --------   --------   -------   -------   -------     -------    -------   ------
 Net gains (losses) on
   securities (both realized
   and unrealized)                (0.46)          (0.15)      0.38      0.11      0.98     (1.23)      (0.47)     (0.15)    0.22
-----------------------------   -------        --------   --------   -------   -------   -------     -------    -------   ------
   Total from investment
     operations                   (0.21)           0.35       0.86      0.61      1.51     (0.71)      (0.22)      0.35     0.41
-----------------------------   -------        --------   --------   -------   -------   -------     -------    -------   ------
Less distributions:
 Dividends from net
   investment income              (0.24)          (0.48)     (0.45)    (0.53)    (0.54)    (0.42)      (0.24)     (0.48)   (0.16)
-----------------------------   -------        --------   --------   -------   -------   -------     -------    -------   ------
 Distributions from net
   realized gains                    --           (0.05)     (0.09)       --        --     (0.01)         --      (0.05)   (0.09)
-----------------------------   -------        --------   --------   -------   -------   -------     -------    -------   ------
 Return of capital                   --              --         --        --        --     (0.11)         --         --       --
-----------------------------   -------        --------   --------   -------   -------   -------     -------    -------   ------
   Total distributions            (0.24)          (0.53)     (0.54)    (0.53)    (0.54)    (0.54)      (0.24)     (0.53)   (0.25)
-----------------------------   -------        --------   --------   -------   -------   -------     -------    -------   ------
Net asset value, end of
 period                         $  7.92        $   8.37   $   8.55   $  8.23   $  8.15   $  7.18     $  7.90    $  8.36     8.54
=============================   =======        ========   ========   =======   =======   =======     =======    =======   ======
Total return(a)                   (2.53)%          4.20%     10.89%     7.87%    21.72%    (8.46)%     (2.64)%     4.21%    4.96%
=============================   =======        ========   ========   =======   =======   =======     =======    =======   ======
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                 243,803        $219,033   $125,871   $85,343   $44,304   $12,321     $24,983    $19,332    2,552
=============================   =======        ========   ========   =======   =======   =======     =======    =======   ======
Ratio of expenses to average
 net assets                        1.66%(b)        1.66%      1.69%     1.80%     1.79%     1.83%(c)    1.66%(b)   1.66%    1.69%(d)
=============================   =======        ========   ========   =======   =======   =======     =======    =======   ======
Ratio of net investment
 income to average net assets      6.17%(b)        5.94%      5.80%     6.30%     6.71%     6.69%(e)    6.17%(b)   5.94%    5.80%(d)
=============================   =======        ========   ========   =======   =======   =======     =======    =======   ======
Portfolio turnover rate              38%             41%        54%       80%      227%      185%         38%        41%      54%
=============================   =======        ========   ========   =======   =======   =======     =======    =======   ======


(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $234,134,979 and $22,044,925 for Class B and Class C, respectively.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.04% for 1994.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 6.48% for 1994.

                              AIM FUNDS(SM) MAKES
                                 INVESTING EASY

o AIM BANK CONNECTION. You can make investments in your AIM account in amounts from $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

o AUTOMATIC INVESTMENT PLAN. You can add to your account by authorizing your AIM Fund to withdraw a specified amount, minimum $50, from your bank account on a regular schedule.

o EASY ACCESS TO YOUR MONEY. You can redeem shares of your AIM fund any day the New York Stock Exchange is open. The value of the shares may be more or less than their original cost depending on market conditions.

o EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part or all of your shares of one fund for shares of a different AIM Fund within the same share class. You may make up to 10 such exchanges per calendar year.

o TAX-ADVANTAGED RETIREMENT PLANS. You can enjoy the tax advantages offered by a variety of investment plans, including Traditional IRAs, Roth IRAs and education IRAs, among others.

o TOLL-FREE ACCESS. Our automated AIM Investor Line, 800-246-5463, provides current account information and the price, yield and total return on all AIM funds 24 hours a day.

o E-MAIL ACCESS. You can contact us at general@aimfunds.com for general information. For account information, contact us at youraccount@aimfunds.com.

o www.aimfunds.com. Our award-winning Website provides account information, shareholder education and fund performance information.




                      ------------------------------------

                              CURRENT SHAREHOLDERS

                             CAN CALL OUR AUTOMATED

                              AIM INVESTOR LINE AT

                         800-246-5463 FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                      ------------------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                              MONEY MARKET FUNDS                            A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)             AIM Money Market Fund                         leadership in the mutual-fund industry
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                      since 1976 and managed approximately
AIM Capital Development Fund                                                            $121 billion in assets for more than 6.3
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS                    million shareholders, including
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund          individual investors, corporate clients,
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                         and financial institutions as of June
AIM Mid Cap Equity Fund(A)                AIM Developing Markets Fund                   30, 1999.
AIM Select Growth Fund                    AIM Europe Growth Fund                            The AIM Family of Funds--Registered
AIM Small Cap Growth Fund(B)              AIM European Development Fund                 Trademark-- is distributed nationwide,
AIM Small Cap Opportunities Fund          AIM International Equity Fund                 and AIM today is the 10th-largest
AIM Value Fund                            AIM Japan Growth Fund                         mutual-fund complex in the United States
AIM Weingarten Fund                       AIM Latin American Growth Fund                in assets under management, according to
                                          AIM New Pacific Growth Fund                   Strategic Insight, an independent
GROWTH & INCOME FUNDS                                                                   mutual-fund monitor.
AIM Advisor Flex Fund                     GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund          AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund              AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(C)                   GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                          AIM Global Growth & Income Fund
                                          AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                    GLOBAL INCOME FUNDS
AIM High Yield Fund                       AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                    AIM Global Government Income Fund
AIM Income Fund                           AIM Global Income Fund
AIM Intermediate Government Fund          AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                          THEME FUNDS
TAX-FREE INCOME FUNDS                     AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund            AIM Global Financial Services Fund
AIM Municipal Bond Fund                   AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund            AIM Global Resources Fund
                                          AIM Global Telecommunications and Technology Fund(E)
                                          AIM Global Trends Fund(F)





(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                                                        [AIM LOGO APPEARS HERE]

                                 INVEST WITH DISCIPLINE--REGISTERED TRADEMARK--

INC--SAR-1